UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	August 12, 2004

TierOne Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	000-50015	04-3638672
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1235 "N" Street, Lincoln, Nebraska 68508
(Address of principal executive offices, including zip code)

(402) 475-0521
(Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits. The following exhibit is attached to this Current Report on Form 8-K (this “Report”):

99	Press Release dated August 12, 2004.

Item 9.    Regulation FD Disclosure

        On August 12, 2004, TierOne Corporation (the "Company") issued a press release announcing the declaration of a quarterly dividend of $0.05 per share on its common stock.

        The Company's press release, dated August 12, 2004, is attached to this Report and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIERONE CORPORATION
Date: August 12, 2004	By: /s/ Gilbert G. Lundstrom
Gilbert G. Lundstrom
Chairman of the Board and
Chief Executive Officer

TIERONE CORPORATION

Exhibit Index to Current Report on Form 8-K
Dated August 12, 2004

Exhibit Number	Description

99.1	Press Release dated August 12, 2004